Exhibit 99.6

As Approved by the Boards of Directors

of Fifth Third Bancorp on March 14, 2016

and of Fifth Third Bank on March 14, 2016

CHARTER

OF THE

RISK AND COMPLIANCE JOINT COMMITTEE

OF THE

BOARDS OF DIRECTORS OF

FIFTH THIRD BANCORP

AND

FIFTH THIRD BANK

I. AUTHORITY AND MEMBERSHIP

The Risk and Compliance Joint Committee (the “Committee”) shall be a joint committee of the Boards of Directors of Fifth Third Bancorp (the “Corporation”) and of Fifth Third Bank, an Ohio corporation (the “Bank”).

A.	Appointment and Removal

The members of the Committee are appointed annually by the Boards of Directors of the Corporation and the Bank on the recommendation of the Nominating and Corporate Governance Committee of the Corporation.

The members shall serve until their successors are duly elected by the Boards of Directors of the Corporation and the Bank.

B.	Constitution of Committee

The Committee shall be comprised of three or more directors of the Corporation. At least three members of the Committee must be directors of the Bank.

The Committee’s membership shall be such that, in the judgment of the Corporation’s Nominating and Corporate Governance Committee, it has the experience, expertise and judgment necessary to evaluate the information and reports presented to the Committee by management with respect to the responsibilities under this Charter.

C.	Qualifications of Committee Members

Committee members must fully satisfy the independence and qualification requirements applicable to Nasdaq Global Select Market issuers or such other exchange or system upon which the Corporation’s securities are listed, quoted, and/or traded as well as any standards of independence or qualifications applicable to the Corporation and/or the Bank as prescribed by federal or state banking, securities, corporate, tax or other laws, rules, or regulations.

At least one member of the Committee must have experience in identifying, assessing and managing risk exposures of large, complex financial firms.

Director’s fees are the only compensation that a Committee member may receive directly or indirectly from or on behalf of the Corporation or the Bank.

D.	Committee Leadership

The Chair of the Committee shall be appointed by the Board of Directors of the Corporation. The Committee Chair must:

•	not be an officer or employee of the Corporation or the Bank and must not have been an officer or employee of the Corporation or the Bank during the previous three years;

•	not be a member of the immediate family (as defined in section 225.41(b)(3) of Federal Reserve Regulation Y (12 CFR 225.41(b)(3)) of a person who is, or has been within the last three years, an executive officer of the Corporation or the Bank (as defined in section 215.2(e)(1) of Federal Reserve Regulation O (12 CFR 215.2(e)(1)); and

•	either (1) be an independent director under Item 407 of the Securities and Exchange Commission’s Regulation S–K (17 CFR 229.407(a)), if the Corporation has an outstanding class of securities traded on an exchange registered with the U.S. Securities and Exchange Commission as a national securities exchange under section 6 of the Securities Exchange Act of 1934 (15 U.S.C. 78f) (national securities exchange); or (2) qualify as an independent director under the listing standards of a national securities exchange, as demonstrated to the satisfaction of the Federal Reserve Board, if the Corporation does not have an outstanding class of securities traded on a national securities exchange.

Subject to the qualifications above, in the absence of the Chair of the Committee, the Chair of the Committee may appoint one of the members of the Committee to preside at the meeting or one of the members present shall be chosen by the members of the Committee present to preside at the meeting.

E.	Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the Committee. In the absence of a quorum, a majority of the members of the Committee present may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given other than by announcement at the meeting that it is being adjourned.

F.	Authority Vested in the Committee

The Committee has the authority, to the extent it deems necessary or appropriate in its sole discretion, to retain independent legal, accounting or other advisors, including risk management and other consultants. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation and/or the Bank to provide the Committee with the support of one or more employees to assist it in carrying out its duties. The Corporation and/or the Bank shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to any advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Bank or the Corporation’s outside counsel or other advisors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

II. PURPOSE OF THE COMMITTEE

The Committee’s sole and exclusive function is responsibility for the risk management policies of the Corporation’s and the Bank’s global operation and oversight of its global risk management framework. In furtherance of this function, the Committee shall:

•	Oversee management’s compliance with all of Fifth Third’s regulatory obligations arising under applicable federal and state banking laws, rules and regulations;

•	Oversee management’s development and implementation of a Risk Appetite Framework, with an enterprise view of risk capacity, risk appetite, risk tolerances, risk targets and risk limits, and which is further supported by the Enterprise Risk Management Framework;

•	Oversee management’s implementation of a global Enterprise Risk Management Framework, including the implementation of consistent processes for identifying, assessing, managing, monitoring and reporting risks of all types, including the categories of credit risk, market risk, liquidity risk, operational risk, regulatory compliance risk, legal risk, reputation risk and strategic risk;

•	Oversee the fiduciary activities and fiduciary policies of the Corporation and its bank subsidiaries; and

•	Ensure that risk processes are supported by a risk governance structure that includes oversight by the Boards of Directors of the Corporation and the Bank, policies, risk limits, and risk committees, and further by a culture that supports risk management objectives and reflects appropriate accountability by all lines of defense.

III. RESPONSIBILITIES OF THE COMMITTEE

A.	Charter Review

The Committee shall:

•	Review and reassess the adequacy of this Charter annually and recommend to the Board of Directors of the Corporation any proposed changes to this Charter.

•	Publicly disclose the Charter and any such amendments at the times and in the manner required by the SEC and/or any other regulatory body or stock exchange having authority over the Corporation, and in all events post such Charter and amendments to the Corporation’s website.

B.	Risk Management

1.	General

•	Periodically review and approve the Corporation’s Risk Appetite Framework, including overseeing the development of appropriate risk capacity, risk appetite, risk tolerances, risk targets and risk limits.

•	Periodically review, approve and oversee the Corporation’s global Enterprise Risk Management Framework and risk management policies of its global operation, including the development of effective policies, processes and programs to ensure risks are properly managed and controlled, and within the Corporation’s risk appetite as approved by the Board of Directors of the Corporation.

•	Ensure that the Corporation is taking appropriate measures to apply consistent methodologies for identifying, assessing, managing, monitoring and reporting risk to the Corporation including the categories of credit risk, market risk, liquidity risk, operational risk, regulatory compliance risk, legal risk, reputation risk and strategic risk.

•	Regularly review reporting that provides a high-level dashboard view of the inherent risk, adequacy of controls and residual risk by risk category and comparison of residual risk to risk tolerance for each risk category; key risk indicators; key risk limits; top risk issues; forward-looking opportunities and risks; key initiatives; and risk appetite.

•	Review information relating to compliance with both external regulations and internal policies regarding all risk categories.

•	Review and recommend to the Board of Directors of the Corporation the approval of certain regulatory filings, such as the holding company and insured depository institution resolution plans.

•	Receive and review reports on not less than a quarterly basis from the Corporation’s Chief Risk Officer.

•	Together with the Corporation’s Chief Executive Officer, directly oversee the Corporation’s Chief Risk Officer.

2.	Liquidity Risk

•	Management shall develop and maintain an Asset Liability Management Policy (the “ALM Policy”) and a Liquidity Risk Management Policy (the “LR Policy), which policies shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the ALM Policy and the LR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to liquidity risk as may be consistent with the ALM Policy and the LR Policy.

•	Review the Corporation’s capital position and liquidity position under clearly defined stress tests as outlined in the Corporation’s Contingency Funding Plan and Capital Management and Dividend Policy.

•	Approve the Corporation’s Contingency Funding Plan at least annually, and must approve any material revisions to the Contingency Funding Plan prior to the implementation of such revisions.

3.	Market Risk

•	Management shall develop and maintain an Asset Liability Management Policy (the “ALM Policy”) and a Market Risk Management Policy (the “MR Policy), which policies shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the ALM Policy and the MR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to market risk as may be consistent with the ALM Policy and the MR Policy.

•	Review the Corporation’s market risk resulting from the Corporation’s trading activity; market risk limits for each risk type; and trends affecting the various markets and products to which the Corporation has exposure. This review may include such analyses as value at risk (VaR) calculations, historical scenario analysis as well as forward-looking stress tests and limit monitoring.

4.	Credit Risk

•	Management shall develop and maintain a Lending and Equity Investing policy (the “L&I Policy”) and a Credit Risk Management Policy (the “CR Policy”), which policies shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the L&I Policy and the CR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to credit risk as may be consistent with the L&I Policy and the CR Policy.

•	Review matters relating to specific portfolios and/or specific industries, particularly those with high risk; large borrower exposure; non-performing assets of the Corporation, charge-offs and the level and adequacy of the allowance for loan and lease losses; corporate limits on lending, such as industry concentration limits, product limits and underwriting policies; and trends in the economy in general and in the lending industry in particular relating to credit risk.

•

From time to time, receive reports and information from the Corporation’s Credit Risk Review Department, including an annual examination/review schedule prepared by Credit Risk Review, as well as information regarding the independence of Credit Risk Review. The Director of Credit Risk Review shall report directly to the Committee and, administratively, to the Audit Division. The Committee shall also be entitled to request such other reports and information, including relevant forecast information, as it may deem desirable and appropriate from external or internal sources, including from other committees of the Boards of Directors of the Corporation and/or the Bank, and shall similarly provide access to its reports and information.

5.	Operational Risk

•	Develop and maintain an Operational Risk Management Policy (the “OR Policy”), which shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the OR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to operational risk as may be consistent with the OR Policy.

•	Review management reports relating to operational risk issues in areas including but not limited to: fraud; development of material products and services; execution, delivery and process management; acquisition integration issues; technology risks and technology strategies; business disruption and system failures; and business practices generally.

6.	Legal Risk

•	Management shall develop and maintain a Legal Risk Management Policy (the “Legal Risk Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the Legal Risk Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to legal risk as may be consistent with the Legal Risk Policy.

•	Review management reports relating to legal risk issues in areas including but not limited to: material litigation, legal settlements and defense complaints.

7.	Reputation Risk

•	Management shall develop and maintain a Reputation Risk Management Policy (the “RR Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the RR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to reputation risk as may be consistent with the RR Policy.

•	Review management reports relating to reputation risk issues in areas including but not limited to: customer complaint trends, corporate reputation, and media tracking.

8.	Strategic Risk

•	Management shall develop and maintain a Strategic Risk Management Policy (the “SR Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the SR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to strategic risk as may be consistent with the SR Policy.

•	Review management reports relating to strategic risk issues in areas including but not limited to: financial and strategic planning; mergers, acquisitions and divestitures; and industry trends.

9.	Regulatory Compliance Risk

•	Management shall develop and maintain a Regulatory Compliance Risk Management Policy (the “RC Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the RC Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to regulatory compliance risk as may be consistent with the RC Policy.

•	Ensure that the Corporation is taking appropriate measures to address all existing regulatory requirements, and new requirements that may be enacted hereafter, including those under the Bank Holding Company Act, the Patriot Act, the Bank Secrecy Act, other applicable federal, state and local laws and all similar laws, rules and regulations.

•	Review management reports relating to regulatory compliance risk issues in areas including but not limited to: new regulations and their impact, information safeguarding, anti-money laundering, and fair lending, as well as information regarding the adequacy of the Corporation’s compliance risk management program and significant compliance issues and/or findings.

10.	Fiduciary Activities

•

Exercise general supervision over the exercise of the trust and other fiduciary powers of the Corporation, the Bank and their subsidiaries. In this capacity, the Committee will review and approve new trust accounts identified under the Corporation’s policies as high-risk accounts and business initiatives by the investment advisors division. In discharging their responsibilities, the Committee shall review periodic reports from designated management committees regarding the fiduciary activities of the Bank and other subsidiaries.

•	Oversee of the fiduciary structure of the Corporation. In this regard, the Committee shall review and approve the policies and controls for each subsidiary including the Bank. The Committee shall review the reports from the management committees identifying significant trust and other fiduciary issues including internal audit results, internal compliance reports, internal investment reviews, regulatory exam results and material litigation.

C.	General

•	Meet as often as the Committee or the Committee Chair determines, but not less than eight times annually.

•	As appropriate, meet separately without management or with particular members of management only in executive session.

•	Report to the full Board of Directors on the Committee’s activities at each meeting of the Board of Directors of the Corporation and the Bank.

•	Maintain minutes or other records of the Committee’s meetings and activities.

•	Form and delegate authority to subcommittees or members when appropriate.

•	Annually review the performance of the Committee.

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Corporation or the Bank whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•	Another committee of the Board of Directors of either the Corporation or the Bank as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.